                                                                   EXHIBIT 10.11


                  THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT is entered into as of September 24, 1999 between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders ("AGENT"), and BANK ONE, TEXAS, N.A., as Co-Agent for Lenders.

         1. Borrower, Agent, Co-Agent, and certain Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of June 20, 1996, providing for a $160,000,000 revolving credit facility, which has subsequently been increased to $200,000,000.

         2. Borrower, Agent, Co-Agent, and Lenders have agreed, subject to the following terms and conditions, to amend the Credit Agreement to provide for, among other things, (a) additional amounts and types of Permitted Debt, and (b) certain other amendments and modifications as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment, and (b) references to "Sections," Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

         (a) The definition of "APPLICABLE MARGIN" in SECTION 1.1 is hereby deleted in its entirety and replaced with the following:

                  APPLICABLE MARGIN means, for any day, the margin of interest over LIBOR that is applicable when LIBOR is determined under this agreement. The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the Funded Debt/EBITDA Ratio as stated in the table below:

            FUNDED DEBT/EBITDA RATIO                      APPLICABLE MARGIN FOR
                                                             LIBOR BORROWINGS
--------------------------------------------------------------------------------
Greater than or equal to 2.50 to 1.00                             0.875%
Less than 2.50 to 1.00, but greater than or equal to              0.625%
2.00 to 1.00
Less than 2.00 to 1.00                                            0.500%

         The Funded Debt/EBITDA Ratio shall be calculated quarterly on a consolidated basis for the Companies on the last day of each March, June, September, and December, commencing June 30, 1997, based upon the most recently furnished Financials under SECTION 8.1 and any related Compliance Certificate, and shall apply to all Interest Periods commencing after the delivery of such Financials, until recalculated in accordance with this paragraph. If Borrower fails to furnish to Agent any such Financials and any related



                                                              THIRD AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT

         Compliance Certificate when required to pursuant to SECTION 8.1, then the maximum Applicable Margin shall apply to all Interest Periods commencing after the date upon which such Financials were due until Borrower furnishes the required Financials and any related Compliance Certificate to Agent and shall apply from and as of each date of calculation until the following date of calculation. From September 24, 1999 through the delivery of the Financials and Compliance Certificate for the fiscal period ended December 31, 1999, the Applicable Margin shall not be less than 0.625%.

         (b) The definition of "APPLICABLE PERCENTAGE" in SECTION 1.1 is hereby deleted in its entirety and replaced with the following:

                  APPLICABLE PERCENTAGE means, for any day, a commitment-fee percentage applicable under SECTION 4.4, subject to adjustment (upwards or downwards, as appropriate), based on the Funded Debt/EBITDA Ratio, as follows:

                FUNDED DEBT/EBITDA RATIO                            APPLICABLE PERCENTAGE
-------------------------------------------------------------------------------------------
Greater than or equal to 2.50 to 1.00                                       0.250%
Less than 2.50 to 1.00, but greater than or equal to 2.00 to 1.00           0.200%
Less than 2.00 to 1.00                                                      0.150%

         The Funded Debt/EBITDA Ratio is determined as described in the definition of APPLICABLE MARGIN and shall apply from and as of the date of calculation until the following date of calculation. From September 24, 1999 through the delivery of the Financials and Compliance Certificate for the fiscal period ended December 31, 1999, the Applicable Percentage shall not be less than 0.200%.

         (c) SCHEDULE 7.3 is hereby deleted in its entirety and replaced with
SCHEDULE 7.3 attached hereto.

         (d) SCHEDULE 7.8 is hereby deleted in its entirety and replaced with
SCHEDULE 7.8 attached hereto.

         (e) SCHEDULE 7.14 is hereby deleted in its entirety and replaced with
SCHEDULE 7.14 attached hereto.

         (f) SCHEDULE 7.18 is hereby deleted in its entirety and replaced with
SCHEDULE 7.18 attached hereto.

         (g) SCHEDULE 9.2 is hereby deleted in its entirety and replaced with
SCHEDULE 9.2 attached hereto.

         (h) SCHEDULE 12.1 is hereby deleted in its entirety and replaced with
SCHEDULE 12.1 attached hereto.


                                                              THIRD AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT

         3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until the date (a) Agent receives counterparts of this amendment executed by Borrower, Agent, Co-Agent, and Determining Lenders, and each document and other item listed on the attached ANNEX A, each of which must be in form and substance acceptable to Agent and its counsel, and (b) Borrower pays to Agent, for the account of each Lender that executes this amendment by the close of business on Friday, September 24, 1999 (each an "APPROVING LENDER"), an amendment fee equal to the product of (i) the Commitment of each Approving Lender, and (ii) one-fifth of one percent (0.20%).

         4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

         6. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this amendment must be construed, and its performance enforced, under Texas law, (d) if any part of this amendment is for any reason found to be unenforceable, then all other portions of it nevertheless remain enforceable, and (e) this amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         7. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         8. PARTIES. This amendment binds and inures to Borrower, Agent, Lenders, and their respective successors and assigns.

                                                              THIRD AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT

         EXECUTED as of the date first stated above.

                                          AFFILIATED COMPUTER SERVICES, INC., as
                                          Borrower


                                          By:
                                             -----------------------------------
                                             Nancy Vineyard
                                             Treasurer



                         THIRD AMENDMENT SIGNATURE PAGE

                                          WELLS FARGO BANK (TEXAS), NATIONAL
                                          ASSOCIATION, as Agent and a Lender


                                          By:
                                             -----------------------------------
                                             Kyle G. Hranicky
                                             Vice President



                         THIRD AMENDMENT SIGNATURE PAGE

                                 BANK ONE, TEXAS, N.A., as Co-Agent and a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                         THIRD AMENDMENT SIGNATURE PAGE

                              BANK ONE, NA (formerly known as The First National Bank of Chicago), as a Lender


                              By:
                                 ----------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------





                         THIRD AMENDMENT SIGNATURE PAGE

                                 SUNTRUST BANK, ATLANTA, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




                         THIRD AMENDMENT SIGNATURE PAGE

                                 CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                         THIRD AMENDMENT SIGNATURE PAGE

                                 BANK OF TOKYO - MITSUIBISHI, LTD., as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------





                         THIRD AMENDMENT SIGNATURE PAGE

                                 THE SANWA BANK LIMITED., as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                         THIRD AMENDMENT SIGNATURE PAGE

                                 CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------





                         THIRD AMENDMENT SIGNATURE PAGE

                                 CRESTAR BANK, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                         THIRD AMENDMENT SIGNATURE PAGE

                                GUARANTOR CONSENT

To induce Agent, Co-Agent, and Lenders to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, Co-Agent, and Lenders and their respective successors and permitted assigns.

EXECUTED as of the date first stated above.

                ACS OUTSOURCING SOLUTIONS, INC.
                         (f/k/a Genix Group Inc.)
                ACS TRADEONE MARKETING, INC.
                         (f/k/a/ ACS Eastern Services, Inc. and successor to Pinpoint Marketing, Inc.)
                ACS SHARED SERVICES, INC.
                         (f/k/a/ Shared Affiliated Services, Inc.)
                GENIX CSI, INC.
                ACS HEALTHCARE SERVICES, INC.
                ACS NATIONAL SYSTEMS, INC.
                2828 N. HASKELL, INC.
                ACS IMAGE SOLUTIONS, INC.
                         (f/k/a ACS Integrated Document Solutions, Inc. and f/k/a Dataplex Corporation)
                ACS LEGAL SOLUTIONS, INC.
                         (f/k/a The Lan Company, Inc.)
                ACS BUSINESS PROCESS SOLUTIONS, INC.
                         (f/k/a/ Unibase Technologies, Inc.)
                ACS DESKTOP SOLUTIONS, INC.
                         (f/k/a Intelligent Solutions, Inc.)
                ACS DATA ENTRY, INC.
                         (f/k/a Unibase Data Entry, Inc.)
                ACS CLAIMS SERVICES, INC.
                MEDIANET, INC.
                ACS GOVERNMENT SERVICES, INC.
                ACS GOVERNMENT SOLUTIONS GROUP, INC.
                         (f/k/a Computer Data Systems, Inc.)
                COMPUTER DATA SYSTEMS SALES, INC.
                CDSI INTERNATIONAL, INC.
                CDSI EDUCATION SERVICES, INC.
                ACS DEFENSE, INC.
                         (f/k/a Analytical Systems Engineering, Inc.)
                PUBLIC SYSTEMS CORPORATION
                ASEC LIMITED, INC.
                ASEC SYSTEMS, INC.
                ASEC INTERNATIONAL, INC.
                ASEC SECURITY INTERNATIONAL, INC.
                ACS TECHNOLOGY SOLUTIONS, INC.
                         (f/k/a/ Technical Directions, Inc.)
                CARA CORPORATION
                CARA HOLDINGS, INC.


                         THIRD AMENDMENT SIGNATURE PAGE

                TRANSFIRST, INC.
                INTELLIFILE, INC.
                ACS COMMUNICATIONS INDUSTRY, INC.
                         (f/k/a Genesis Business Solutions, Inc.)
                BETAC INTERNATIONAL CORPORATION
                BETAC CORPORATION
                BETAC TECHNOLOGIES, LTD.
                CDSI MORTGAGE SERVICES, INC.
                ACS LENDING, INC.
                ACS RETAIL SOLUTIONS, INC.
                ACS SECURITIES SERVICES, INC.
                         (f/k/a RealNet Software, Inc.)
                ACS DESKTOP SOLUTIONS, INC.
                APPALACHIAN COMPUTER SERVICES, L.L.C.
                EMPLOYEE BENEFIT PLANS, INC.
                ACS LEGAL SOLUTIONS, INC.
                MICAH TECHNOLOGY SERVICES, INC.
                ACS BRC HOLDINGS, INC.
                CLINISYS, INC.
                BRC TECHNOLOGY SERVICES, INC.
                CODING SYSTEMS, INC.
                LOGAN SERVICES, INC.
                ACS ENTERPRISE SOLUTIONS, INC.
                TENACITY ACQUISITION COMPANY
                THE PACE GROUP, INC.
                MIDS, INC.
                PACE GROUP SERVICES, INC.
                ACS HEALTH CARE, INC.
                LATRON HOLDINGS, INC.
                LATRON COMPUTER SYSTEMS, INC.
                  as Guarantors


                By:
                     -----------------------------------------------------
                     Nancy Vineyard
                     as Treasurer of each of the Guarantors



                MG/A FIELDS ROAD LTD. PARTNERSHIP
                  as Guarantor

                By:  ACS GOVERNMENT SOLUTIONS GROUP, INC.
                     General Partner


                     By:
                        --------------------------------------------------
                          Nancy Vineyard
                          Treasurer



                         THIRD AMENDMENT SIGNATURE PAGE

                        FIRST CITY TRANSFER SERVICES, L.P.,
                          as a Guarantor



                        By:
                             --------------------------------------------
                             Stuart Chagrin
                             General Partner



                         THIRD AMENDMENT SIGNATURE PAGE

                                     ANNEX A

                               CLOSING DOCUMENTS*

         Unless otherwise specified, all dated either September 24, 1999
             (the "CLOSING DATE") or a date no earlier than 30 days
                   before the Closing Date (a "CURRENT DATE").


H&B      [1.]     THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT (the "AMENDMENT")
                  dated as of September 24, 1999, between AFFILIATED COMPUTER
                  SERVICES, INC., a Delaware corporation ("BORROWER"), certain
                  Lenders, WELLS FARGO BANK (TEXAS), N.A., as Agent and BANK
                  ONE, TEXAS, N.A., as Co-Agent, the defined terms in which have the same meanings when used in this annex, to which must be attached:

                  H&B      Annex A                   -        Closing Documents
                  ACS      Amended Schedule 9.2      -        Permitted Debt

H&B      [2.]     AMENDED AND RESTATED GUARANTY dated as of September 24, 1999, in substantially the form of EXHIBIT B to the Credit
                  Agreement, and executed by each of the Subsidiaries of Borrower that are required to be Guarantors under the Credit
                  Agreement, as "Guarantors."

ACS      [3.]     UNIFORM COMMERCIAL CODE SEARCH REPORTS prepared as of the
                  dates indicated below, by reporting services acceptable to Agent with respect to all financing statements filed against the following Companies with the following filing offices:

           COMPANY                     FILING OFFICE        EFFECTIVE DATE
ACS Enterprise Solutions, Inc.             Texas
ACS BRC Holdings, Inc.                     Texas
ACS Health Care, Inc.                      Texas
BETAC Corporation                          Massachusetts

WL       [4.]     CORPORATE CHARTER for each of the Subsidiaries listed in ITEM
                  B on SCHEDULE 1 attached hereto, certified as of a Current
                  Date by the appropriate Secretary of State.

WL       [5.]     OFFICERS' CERTIFICATE for each of the Subsidiaries listed in
                  ITEM B on SCHEDULE 1 attached hereto, dated as of the Closing
                  Date, executed by its President or Vice President and Secretary or any Assistant Secretary as to resolutions of its directors authorizing the Credit Agreement and the transactions contemplated in it, the incumbency of its officers, its bylaws, and its corporate charter.

ACS      [6.]     CERTIFICATES OF EXISTENCE, AUTHORITY, AND GOOD STANDING OR
                  SIMILAR STATUS for each of the Subsidiaries listed in ITEM B on SCHEDULE 1 attached hereto, issued as of a Current Date by the appropriate offices in the jurisdiction of each of those Companies' incorporation.

___      [7.]     Such other documents and items as Agent may reasonably
                  request.



--------

* [ ] indicate items not complete at the time this version of this Annex was prepared, along with the initials of the party or counsel responsible for them.

                                                                         ANNEX A

                                   SCHEDULE 1

ITEM B - GUARANTORS

ACS Outsourcing Solutions, Inc., (f/k/a Genix Group Inc.)
ACS Tradeone Marketing, Inc., (f/k/a ACS Eastern Services, Inc. and successor to Pinpoint Marketing, Inc.)
ACS Shared Services, Inc., (f/k/a Shared Affiliated Services, Inc.)
Genix CSI, Inc.
ACS Healthcare Services, Inc.
ACS National Systems, Inc.
2828 N. Haskell, Inc.
ACS Image Solutions, Inc., (f/k/a ACS Integrated Document Solutions, Inc. and F/k/a Dataplex Corporation)
ACS Legal Solutions, Inc., (f/k/a the Lan Company, Inc.)
ACS Business Process Solutions, Inc., (f/k/a Unibase Technologies, Inc.)
ACS Desktop Solutions, Inc., (f/k/a Intelligent Solutions, Inc.)
ACS Data Entry, Inc., (f/k/a Unibase Data Entry, Inc.)
ACS Claims Services, Inc.
Medianet, Inc.
ACS Government Services, Inc.
ACS Government Solutions Group, Inc., (f/k/a Computer Data Systems, Inc.) Computer Data Systems Sales, Inc.
CDSI International, Inc.
CDSI Education Services, Inc.
ACS Defense, Inc., (f/k/a Analytical Systems Engineering, Inc.)
Public Systems Corporation
ASEC Limited, Inc.
ASEC Systems, Inc.
ASEC International, Inc.
ASEC Security International, Inc.
ACS Technology Solutions, Inc., (f/k/a/ Technical Directions, Inc.)
Cara Corporation
Cara Holdings, Inc.
Transfirst, Inc.
Intellifile, Inc.
ACS Communications Industry, Inc., (f/k/a Genesis Business Solutions, Inc.) Betac International Corporation
Betac Corporation
Betac Technologies, Ltd.
CDSI Mortgage Services, Inc.
ACS Lending, Inc.
ACS Retail Solutions, Inc.
ACS Securities Services, Inc., (f/k/a Realnet Software, Inc.)
ACS Desktop Solutions, Inc.
Appalachian Computer Services, L.L.C.
Employee Benefit Plans, Inc.
ACS Legal Solutions, Inc.
Micah Technology Services, Inc.


                                                                      SCHEDULE 1

ACS BRC Holdings, Inc.
Clinisys, Inc.
BRC Technology Services, Inc.
Coding Systems, Inc.
Logan Services, Inc.
ACS Enterprise Solutions, Inc.
Tenacity Acquisition Company
The Pace Group, Inc.
Mids, Inc.
Pace Group Services, Inc.
ACS Health Care, Inc.
Latron Holdings, Inc.
Latron Computer Systems, Inc.
MG/A Filds Road Ltd. Partnership
First City Transfer Services, L.P.

                                                                      SCHEDULE 1

                                  SCHEDULE 7.3

               AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES


NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


----------------------------------------------------------------------------------------------------
2828 N. Haskell, Inc.                    Texas                  Texas
2828 N. Haskell
Dallas, Texas 75204


ACS BPS Guatemala, S.A.                  Guatemala              Guatemala
Calzada Roosevelt 22-43, Zona 11,
Edificio Tikal Futura Torre Sol, Nivel 19
Ciudad Guatemala, Guatemala



Affiliated Computer Services Business    France                 France
Process Solutions, S.A.R.L.
Parc de la Calarde
Parc d'Activite de la Calarde
95500 Gonesse
France


ACS Business Process Solutions, Inc.     Nevada                 AZ, IL, MA, OH, SC, UT, WA
510 West Park Land Drive                                        IA, MO, TN, TX
Sandy, UT 84070







ACS Business Process Solutions de        Mexico                 None
Mexico,
Avenida Paseo de Los Leonies
No. 1910
Colonia Cumbras de Monterey
Monterey, Nuevo Leon
Mexico


NAME OF COMPANY AND EXECUTIVE            OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                   IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                 MONTHS                 SUBSIDIARY      SHARE-
                                                                                                        HOLDERS
------------------------------------------------------------------------------------------------------------------
2828 N. Haskell, Inc.                    None                    None                   100 (ACS)       None
2828 N. Haskell
Dallas, Texas 75204


ACS BPS Guatemala, S.A.                  None                    None                   100 (ACS        None
Calzada Roosevelt 22-43, Zona 11,                                                       Business
Edificio Tikal Futura Torre Sol, Nivel 19                                               Process
Ciudad Guatemala, Guatemala                                                             Solutions,
                                                                                        Inc.)


Affiliated Computer Services Business    None                    None                   100 (ACS        None
Process Solutions, S.A.R.L.                                                             Business
Parc de la Calarde                                                                      Process
Parc d'Activite de la Calarde                                                           Solutions,
95500 Gonesse                                                                           Inc.)
France


ACS Business Process Solutions, Inc.     Unibase                 None                   100 (ACS)       None
510 West Park Land Drive                 Technologies, Inc.,
Sandy, UT 84070                          Network Data Entry,
                                         Inc. (Changed in
                                         April 1995) ACS
                                         Business Process
                                         Solution, Inc.
                                         (changed 7/23/98)


ACS Business Process Solutions de        Unibase                  None                  99 (ACS         1 (ACS
Mexico,                                  Technologies S.A. de                           Business        Data
Avenida Paseo de Los Leonies             C.V.                                           Process         Entry, Inc.)
No. 1910                                                                                Solutions,
Colonia Cumbras de Monterey                                                             Inc.)
Monterey, Nuevo Leon
Mexico



                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

ACS Claims Services, Inc.                Texas                  Texas
3960 N. Central Expwy
Dallas, Texas 75204


ACS Communications Industry Services,    Illinois               Texas
Inc.
2828 N. Haskell Ave
Dallas, Texas 75214




ACS Data Entry, Inc.                     Delaware               AZ, CA, CO,  FL, ID, IL, KY, NJ
510 West Park Land Drive                                        NM,  PA, UT
Sandy, UT 84070




ACS Government Services, Inc.            Texas                  CA, MN
2828 N. Haskell
Dallas, Texas 75204


ACS Government Solutions Group, Inc.     Maryland               AK, AL, CA, CO, DE, DC, FL, GA,
f/k/a Computer Data Systems, Inc.                               HI, IL, IA, IN, KS, KY, LA, MA,
One Curie Court                                                 MI, MN, MS, MO, MT, ND, NE,
Rockville, MD 20850-4389                                        NH, NJ, NM, NY, NC, OH, OK,
                                                                PA, SC, TN, TX, UT, VA, WA,
                                                                WV, AND WY







ACS Healthcare Services, Inc.            California             IL, ID, IN, MO, OH, TN, TX, UT
2828 N. Haskell Ave.
Dallas, Texas 75204


NAME OF COMPANY AND EXECUTIVE            OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                   IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                 MONTHS                 SUBSIDIARY      SHARE-
                                                                                                        HOLDERS
------------------------------------------------------------------------------------------------------------------

ACS Claims Services, Inc.                Wolf Benefits, Inc. ,   None                   100 (ACS)       None
3960 N. Central Expwy                    ACS Claims
Dallas, Texas 75204                      Services, Inc.


ACS Communications Industry Services,    Genesis Business        None                   100 (ACS)       None
Inc.                                     Solutions, Inc.
2828 N. Haskell Ave                      (changed 7/31/98)
Dallas, Texas 75214                      Genesis
                                         International, Inc. (a
                                         d/b/a)


ACS Data Entry, Inc.                     Unibase Data Entry,     None                   100 (ACS        None
510 West Park Land Drive                 Inc. (changed                                  Business
Sandy, UT 84070                          8/26/98)                                       Process
                                                                                        Solutions,
                                                                                        Inc.)


ACS Government Services, Inc.            TransFirst              None                   100 (ACS)       None
2828 N. Haskell                          Corporation
Dallas, Texas 75204


ACS Government Solutions Group, Inc.     Computer Data           ACS Government         100 (ACS)       None
f/k/a Computer Data Systems, Inc.        Systems, Inc.           Solutions Group
One Curie Court                          (changed 8/31/98)       (effective 8/31/98)
Rockville, MD 20850-4389                 Maryland Computer
                                         Data Systems, Inc.;
                                         CDSI, Inc.; CDSI;
                                         Computer Data
                                         Systems, Inc. of
                                         Maryland; Maryland
                                         Computer Data
                                         Systems


ACS Healthcare Services, Inc.            National Healthtech     None                   100 (ACS)       None
2828 N. Haskell Ave.                     Corp.; National
Dallas, Texas 75204                      Healthtech Holdings,
                                         Inc.

                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

ACS Image Solutions, Inc.                Louisiana              AL, AZ, CA, CO,  FL, GA, IA,  IL,
3988 N. Central Expwy                                           KY, MD, MI, MN, MI, MN, MS,
Dallas, Texas 75204                                             NC,  NJ, NM, OH, OK, OR, PA,
                                                                SC, TN, TX, WA





ACS Lending, Inc.                        Delaware               Delaware
2828 N. Haskell
Dallas, Texas 75204


ACS National Systems, Inc.               Delaware               TX , VA
2828 N. Haskell
Dallas, Texas 75204


ACS Outsourcing Solutions, Inc. f/k/a    Michigan               CT, KY, OH, NJ, NC,  SC, PA, WV
Genix Group, Inc. (The)
One Marquis Plaza
5315 Campbell's Run Road
Pittsburgh, PA 15205


ACS Retail Solutions, Inc. (Canmax)      Texas                  Texas
2828 N. Haskell Floor 10
Dallas, Texas 75204


ACS Securities Services, Inc.            Texas                  Texas
 5580 Lyndon B Johnson Fwy
 Dallas, TX 75240



ACS Shared Services, Inc.                Texas                  IL, KY
2828 N. Haskell
Dallas, Texas 75204


ACS Technology Solutions, Inc.           Texas                  AZ, CA, CO, FL, GA, IL, KS, MO,
3030 LBJ Freeway, Suite 910                                     NC, OK, OR, PA, WA
Dallas, Texas  75234





NAME OF COMPANY AND EXECUTIVE            OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                   IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                 MONTHS                 SUBSIDIARY      SHARE-
                                                                                                        HOLDERS
------------------------------------------------------------------------------------------------------------------

ACS Image Solutions, Inc.                ACS Image Solution,     None                   100 (ACS)       None
3988 N. Central Expwy                    Inc. s changed on
Dallas, Texas 75204                      4/5/99; Dataplex
                                         Corporation to ACS
                                         Integrated Document
                                         Solutions, Inc.
                                         changed 7/31/98


ACS Lending, Inc.                        None                    None                   100 (ACS)       None
2828 N. Haskell
Dallas, Texas 75204


ACS National Systems, Inc.               CSX National            None                   100 (ACS)       None
2828 N. Haskell                          Systems, Inc.
Dallas, Texas 75204


ACS Outsourcing Solutions, Inc. f/k/a    Genix Group, Inc.       ACS Outsourcing        100 (ACS)       None
Genix Group, Inc. (The)                                          Solutions, Inc.
One Marquis Plaza                                                effective 8/3/98
5315 Campbell's Run Road
Pittsburgh, PA 15205


ACS Retail Solutions, Inc. (Canmax)      ACS Retail Services,    None                   100 (ACS)       None
2828 N. Haskell Floor 10                 Inc.  Changed
Dallas, Texas 75204                      12/29/98


ACS Securities Services, Inc.            Real-Net Software,      None                   100% (ACS       None
 5580 Lyndon B Johnson Fwy               Inc. Changed to                                TradeOne
 Dallas, TX 75240                        current name 11/5/98                           Marketing,
                                                                                        Inc.)


ACS Shared Services, Inc.                Shared Affiliated       None                   100 (ACS)       None
2828 N. Haskell                          Services, Inc.
Dallas, Texas 75204


ACS Technology Solutions, Inc.           Technical Directions,   ACS Technology         100 (ACS)       None
3030 LBJ Freeway, Suite 910              Inc., The Systems       Solutions, Inc.
Dallas, Texas  75234                     Group, Inc.  San        effective 9/3/98
                                         Diego Systems
                                         Group (CA only)
                                         8/1/97

                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

ACS TradeOne Marketing, Inc.             Delaware               MA,  NJ, NY, TX
915 Broadway, 5th Floor
New York, NY  10010



Affiliated Computer Services, LTD.       United Kingdom         United Kingdom
Chelsea Manor Gardens
Chelsea, England SW3 5Pn



Affiliated Computer Services, Inc.       Delaware               AZ, AR, CA, CO, FL GA, IL, KY,
2828 N. Haskell                                                 LA, MD, MA, MS, NE, NM, NY,
Dallas, Texas 75204                                             OH, OK, TN, TX, VA





ACS Defense, Inc.                        Massachusetts          CA, CO, MD, NJ, NM, NY, OH,
Five Burlington Woods, Suite 100                                PA, RI, TX, VA
Burlington, MA  01803




ASEC International, Incorporated         Delaware               Massachusetts
Five Burlington Woods, Suite 100
Burlington, MA  01803


ASEC Limited, Inc.                       Delaware               Massachusetts
Five Burlington Woods, Suite 100
Burlington, MA  01803


ASEC Security International, Inc.        Delaware               Massachusetts
Five Burlington Woods, Suite 100
Burlington, MA  01803


ASEC Systems, Inc.                       Delaware               Massachusetts
Five Burlington Woods, Suite 100
Burlington, MA  01803


NAME OF COMPANY AND EXECUTIVE             OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                    IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                  MONTHS                 SUBSIDIARY      SHARE-
                                                                                                         HOLDERS
-------------------------------------------------------------------------------------------------------------------

ACS TradeOne Marketing, Inc.              ACS Eastern             None                   100 (ACS)       None
915 Broadway, 5th Floor                   Services, Inc.
New York, NY  10010                       Pinpoint Marketing,
                                          Inc.


Affiliated Computer Services, LTD.        Genix Group, LTD.,      None                   100 (ACS        None
Chelsea Manor Gardens                     Genix International                            Outsourcing
Chelsea, England SW3 5Pn                  LTD.,                                          Solutions,
                                          Tort LTD.                                      Inc.)


Affiliated Computer Services, Inc.        ACS Investors, Inc.     None                   100 (ACS)       Stockholders
2828 N. Haskell                           (name changed
Dallas, Texas 75204                       7/5/94); Affiliated
                                          Computer Systems
                                          (name changed
                                          7/22/92)


ACS Defense, Inc.                         ASEC, Inc. (changed     Analytical Systems     100 (ACS        None
Five Burlington Woods, Suite 100          name 7/1/76)            Engineering            Government
Burlington, MA  01803                     d/b/a ASEC              Corporation            Solutions
                                          International Inc. in   (changed 6/24/99)      Group, Inc.)
                                          Texas


ASEC International, Incorporated          None                    None                   100 (ACS        None
Five Burlington Woods, Suite 100                                                         Defense,
Burlington, MA  01803                                                                    Inc.)


ASEC Limited, Inc.                        None                    None                   100 (ACS        None
Five Burlington Woods, Suite 100                                                         Defense,
Burlington, MA  01803                                                                    Inc.)


ASEC Security International, Inc.         None                    None                   100 (ACS        None
Five Burlington Woods, Suite 100                                                         Defense,
Burlington, MA  01803                                                                    Inc.) 00


ASEC Systems, Inc.                        None                    None                   100 (ACS        None
Five Burlington Woods, Suite 100                                                         Defense,
Burlington, MA  01803                                                                    Inc.)


                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

Betac Corporation                        Virginia               AL, AZ, CA, CO, FL, GA, HI, MD,
2001 N. Beauregard Street                                       MA, NE, NH, NC, PA, TX
Alexandria VA  22311


Betac International Corporation          Delaware               Delaware
2001 N. Beauregard Street
Alexandria VA  22311


Betac Technologies, LTD                  Delaware               Virginia
2001 N. Beauregard Street
Alexandria VA  22311


ACS Health Care, Inc. f/k/a              Oregon                 AR, CA, CO, FL, GA, IL, MI, MN,
BRC Health Care, Inc.                                           MO, NE, NH, NJ, NY, NC, OH,
2828 N. Haskell Avenue Fl 10                                    OR, PA, TN, TX, VA, WV, WA,
Dallas, Texas 75204                                             DC




ACS BRC Holdings, Inc.                   Delaware               TX
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204




BRC Technology Services, Inc.            Delaware               AL, CA, FL, GA, IA, MA, MI, NY,
2828 N. Haskell Avenue Fl 10                                    NC, OH, PA, TX, WY
Dallas, Texas 75204



ACS Enterprise Solutions, Inc. f/k/a     Delaware               AL, AK, AZ, AR, CA, CO, CT, FL,
Business Records Corporation                                    GA, HI, ID, IL, IN, IA, KS, KY, LA,
2828 N. Haskell Avenue Fl 10                                    ME, MD, MA, MI, MN, MS, MO,
Dallas, Texas 75204                                             MT, NE, NV, NH, NJ, NM, NY,
                                                                NC, ND, OH, OK, OR, PA, RI, SC,
                                                                TN, TX, UT, VT, VA, WV, WA,
                                                                WI, WY


Cara Corporation                         Illinois               AZ, CA, CO, GA, IN, MN, NM
1900 Spring Road, Suite 450                                     OR, TX, WA,
Oak Brook, IL 60521



NAME OF COMPANY AND EXECUTIVE            OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                   IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                 MONTHS                 SUBSIDIARY      SHARE-
                                                                                                        HOLDERS
------------------------------------------------------------------------------------------------------------------

Betac Corporation                        None                    None                   100 (ACS        None
2001 N. Beauregard Street                                                               Defense,
Alexandria VA  22311                                                                    Inc.)


Betac International Corporation          None                    None                   100 (ACS        None
2001 N. Beauregard Street                                                               Defense,
Alexandria VA  22311                                                                    Inc.)


Betac Technologies, LTD                  None                    None                   100 (ACS        None
2001 N. Beauregard Street                                                               Defense,
Alexandria VA  22311                                                                    Inc.)


ACS Health Care, Inc. f/k/a              BRC Health Care,        None                   100 (ACS        None
BRC Health Care, Inc.                    Inc. (name changed                             BRC
2828 N. Haskell Avenue Fl 10             3/17/99) CMSI,                                 Holdings,
Dallas, Texas 75204                      Computer                                       Inc.)
                                         Management
                                         Services, Inc., Prism


ACS BRC Holdings, Inc.                   BRC Holdings, Inc.                             100 (ACS)       None
2828 N. Haskell Avenue Fl 10             (changed 2/99)
Dallas, Texas 75204                      Business Records
                                         Corporation Holding
                                         Co


BRC Technology Services, Inc.            None                    None                   100 (ACS        None
2828 N. Haskell Avenue Fl 10                                                            BRC
Dallas, Texas 75204                                                                     Holdings,
                                                                                        Inc.)


ACS Enterprise Solutions, Inc. f/k/a     Business Records                               100 (ACS        N/A
Business Records Corporation             Corporation                                    BRC
2828 N. Haskell Avenue Fl 10             (changed 3/17/99),                             Holdings,
Dallas, Texas 75204                      Cronus, SWECO                                  Inc.)





Cara Corporation                         d/b/a Cara              None                   100 (ACS        None
1900 Spring Road, Suite 450              Information Services                           Technology
Oak Brook, IL 60521                      Corp in  IN                                    Solutions,
                                                                                        Inc.)

                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

Cara Holdings, Inc.                      Delaware               Delaware
1900 Spring Road, Suite 450
Oak Brook, IL 60521



CDSI Argentina, S.A.                     Argentina, S.A.        Argentina
One Curie Court
Rockville, MD 20850-4389



CDSI Education Services, Inc.            Maryland               Florida, North Carolina, Virginia
One Curie Court
Rockville, MD 20850-4389



CDSI Guatemala, S.A.                     Guatemala              Guatemala
c/o Charles Cameron
One Curie Court
Rockville, MD 20850


CDSI International, Inc.                 Delaware               DC
One Curie Court
Rockville, MD 20850-4389



CDSI Mortgage Services, Inc.             Maryland               NC, TX, VA
One Curie Court
Rockville, MD 20850-4389



Clinisys, Inc.                           Texas (shell)          LA
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204



Coding Systems, Inc.                     Texas                  Texas
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204


NAME OF COMPANY AND EXECUTIVE             OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                    IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                  MONTHS                 SUBSIDIARY      SHARE-
                                                                                                         HOLDERS
-------------------------------------------------------------------------------------------------------------------

Cara Holdings, Inc.                       None                    None                   100 (ACS        None
1900 Spring Road, Suite 450                                                              Technology
Oak Brook, IL 60521                                                                      Solutions,
                                                                                         Inc.)


CDSI Argentina, S.A.                      None                    None                   99 (ACS         Charles
One Curie Court                                                                          Government      Cameron
Rockville, MD 20850-4389                                                                 Solutions       (1%)
                                                                                         Group, Inc.)


CDSI Education Services, Inc.             None                    None                   100  (ACS       None
One Curie Court                                                                          Government
Rockville, MD 20850-4389                                                                 Solutions
                                                                                         Group, Inc.)


CDSI Guatemala, S.A.                      None                    None                   99 (ACS         Charles
c/o Charles Cameron                                                                      Government      Cameron
One Curie Court                                                                          Solutions       (1%)
Rockville, MD 20850                                                                      Group, Inc.)


CDSI International, Inc.                  None                    None                   100  (ACS       None
One Curie Court                                                                          Government
Rockville, MD 20850-4389                                                                 Solutions
                                                                                         Group, Inc.)


CDSI Mortgage Services, Inc.              None                    None                   100  (ACS       None
One Curie Court                                                                          Government
Rockville, MD 20850-4389                                                                 Solutions
                                                                                         Group, Inc.)


Clinisys, Inc.                            Clinical Resource       None                   100 (ACS        None
2828 N. Haskell Avenue Fl 10              Systems, Inc.                                  BRC
Dallas, Texas 75204                                                                      Holdings,
                                                                                         Inc.)


Coding Systems, Inc.                      None                    None                   100 (ACS        None
2828 N. Haskell Avenue Fl 10                                                             BRC
Dallas, Texas 75204                                                                      Holdings,
                                                                                         Inc.)


                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

Computer Data Systems Sales, Inc.        Maryland               DC
One Curie Court
Rockville, MD 20850-4389



Datex Communications Corporation         Canada                 Canada
129 Bay Street Ste 2800
Commerce Court West
Toronto, Ontario M5L 1A9




Employee Benefit Plans, Inc.             Delaware               AZ, AR, CO, CT, DE, DC, FL, GA,
2828 N. Haskell Ave                                             ID, IL, I, LA, MD, MA, MI, MN,
Dallas, TX 75204                                                MS, MO, MT, NV, NM, NY, NC,
                                                                ND, OH, OK, OR, PA, RI, SC, SD,
                                                                TN, TX, UT, VA, WA, WV


FCTC Transfer Services, LP               Delaware               New York, New Jersey
915 Broadway, Fifth Floor
New York, New York 10010




Genix CSI, Inc.                          Michigan               MI
5225 Auto Club Drive
Dearborn, MI 48126



GuaranTec, L.L.P.                        Florida                Florida
One Curie Court
Rockville, MD 20850-4389



Intellifile, Inc.                        Nevada                 CA,  TX
2828 N. Haskell
Dallas, Texas 75204



NAME OF COMPANY AND EXECUTIVE             OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                    IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                  MONTHS                 SUBSIDIARY      SHARE-
                                                                                                         HOLDERS
-------------------------------------------------------------------------------------------------------------------

Computer Data Systems Sales, Inc.         None                    None                   100  (ACS       None
One Curie Court                                                                          Government
Rockville, MD 20850-4389                                                                 Solutions
                                                                                         Group, Inc.)


Datex Communications Corporation          N/A                     1350773 Ontario,       100 (ACS        None
129 Bay Street Ste 2800                                           Inc.; ACS Datex        Communicat-
Commerce Court West                                               Acquisition Corp       ions
Toronto, Ontario M5L 1A9                                                                 Industry
                                                                                         Services,
                                                                                         Inc.)


Employee Benefit Plans, Inc.              N/A                     N/A                    100 (ACS)       None
2828 N. Haskell Ave
Dallas, TX 75204




FCTC Transfer Services, LP                None                    d/b/a First City       99% of          Stuart
915 Broadway, Fifth Floor                                         Transfer Company       Partnership     Chagrin
New York, New York 10010                                                                 Units           owns 1%
                                                                                         (Limited        (General
                                                                                         Partner)        Partner)


Genix CSI, Inc.                           MCN Computer            None                   100 (ACS        None
5225 Auto Club Drive                      Corporation                                    Outsourcing
Dearborn, MI 48126                                                                       Solutions,
                                                                                         Inc.)


GuaranTec, L.L.P.                         None                    None                   51% (CDSI       InTuition
One Curie Court                                                                          Education       Guarantee
Rockville, MD 20850-4389                                                                 Services,       Services,
                                                                                         Inc.)           Inc.


Intellifile, Inc.                         None                    None                   100 (ACS        None
2828 N. Haskell                                                                          Image
Dallas, Texas 75204                                                                      Solutions,
                                                                                         Inc.)

                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

ACS Desktop Solutions, Inc.              Virginia               District of Columbia
2700 Prosperity Avenue
Fairfax, VA 22031


ACS Legal Solutions, Inc.                Pennsylvania           New York
200 Chester Field Parkway                                       Virginia
Suite 500                                                       Delaware
Malvern PA  19355                                               Maryland
                                                                Texas




Appalachian Computer Services, LLC       Delaware               Kentucky
2828 N. Haskell Avenue
Dallas, Texas 75204



Latron Computer Systems, Inc.            New Jersey             New Jersey
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204


Latron Holdings, Inc.                    Oregon                 Oregon
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204


Logan Services, Inc.                     Delaware                KY, NC, TN, VA
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204



Medianet, Inc.                           Delaware               Texas
11149 Research Blvd. Ste 400
Austin, Texas 78759


MG/A Fields Road LTD. Partnership        Maryland               Maryland
One Curie Court
Rockville, MD  20850-4389




NAME OF COMPANY AND EXECUTIVE            OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                   IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                 MONTHS                 SUBSIDIARY      SHARE-
                                                                                                        HOLDERS
------------------------------------------------------------------------------------------------------------------

ACS Desktop Solutions, Inc.              Intelligent Solutions,  None                   100 (ACS)       None
2700 Prosperity Avenue                   Inc. (changed 1/7/99)
Fairfax, VA 22031


ACS Legal Solutions, Inc.                LAN Company, Inc.       LAN Company, Inc.      100 (ACS)       None
200 Chester Field Parkway                (The) (changed          (The)
Suite 500                                1/6/99)                 d/b/a Lancorp, Inc. in
Malvern PA  19355                        LAN Acquisition         Delaware
                                         Corporation
                                         (changed back to
                                         TLCI 12/26/95)


Appalachian Computer Services, LLC       None                    None                   100 (ACS        None
2828 N. Haskell Avenue                                                                  Shared
Dallas, Texas 75204                                                                     Services,
                                                                                        Inc.)


Latron Computer Systems, Inc.                                                           100 (Latron     None
2828 N. Haskell Avenue Fl 10                                                            Holdings,
Dallas, Texas 75204                                                                     Inc.)


Latron Holdings, Inc.                                                                   100 (ACS        None
2828 N. Haskell Avenue Fl 10                                                            Health Care,
Dallas, Texas 75204                                                                     Inc.)


Logan Services, Inc.                                                                    100 (ACS        None
2828 N. Haskell Avenue Fl 10                                                            BRC
Dallas, Texas 75204                                                                     Holdings,
                                                                                        Inc.)


Medianet, Inc.                           Promotional             d/b/a TradeOne         100 (ACS)       None
11149 Research Blvd. Ste 400             Acquisition             Marketing 10/28/97
Austin, Texas 78759                      Corporation


MG/A Fields Road LTD. Partnership        None                    None                   99 (ACS         1
One Curie Court                                                                         Government      (Computer
Rockville, MD  20850-4389                                                               Solutions       Data
                                                                                        Group, Inc.)    Systems
                                                                                                        Sales, Inc.

                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

Micah Technology Services, Inc.          Texas                  Texas
2828 N. Haskell Ave. 10th Floor
Dallas, Texas 75204


MIDS, Inc.                               AZ                     AZ
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204


The Pace Group, Inc.                     TX                     None
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204



The Pace Group Services, Inc.            TX                     None
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204


Public Systems Corporation               Massachusetts          None
Five Burlington Woods, Suite 100
Burlington, MA  01803



South Wildewood Partners L.P.            Maryland               Maryland
One Curie Court
Rockville, MD 20850-4389



Technology Recognition Systems, Inc.     Delaware               Virginia, DC
2001 N. Beauregard Street
Alexandria VA  22311



Tenacity Acquisition Company             DE                     OH
2828 N. Haskell Avenue Fl 10
Dallas, Texas 75204



NAME OF COMPANY AND EXECUTIVE           OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                  IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                MONTHS                 SUBSIDIARY      SHARE-
                                                                                                       HOLDERS
-----------------------------------------------------------------------------------------------------------------

Micah Technology Services, Inc.         None                    None                   100             None
2828 N. Haskell Ave. 10th Floor
Dallas, Texas 75204


MIDS, Inc.                              Pace Acquisition II,    None                   100 (The        None
2828 N. Haskell Avenue Fl 10            Inc.                                           Pace Group,
Dallas, Texas 75204                                                                    Inc.)


The Pace Group, Inc.                    None                    None                   100 (ACS        None
2828 N. Haskell Avenue Fl 10                                                           BRC
Dallas, Texas 75204                                                                    Holdings,
                                                                                       Inc.)


The Pace Group Services, Inc.           None                    None                   100 (The        None
2828 N. Haskell Avenue Fl 10                                                           Pace Group,
Dallas, Texas 75204                                                                    Inc.)


Public Systems Corporation              None - Transport        None                   100 (ACS        None
Five Burlington Woods, Suite 100        Systems Associates,                            Defense,
Burlington, MA  01803                   Inc. (changed name                             Inc.)
                                        2/12/79)


South Wildewood Partners L.P.           None                    None                   50              50 Robert
One Curie Court                                                                                        Wald-
Rockville, MD 20850-4389                                                                               schmitt, et
                                                                                                       al


Technology Recognition Systems, Inc.    None                    None                   100 (Betac      None
2001 N. Beauregard Street                                                              International
Alexandria VA  22311                                                                   Corporation)


Tenacity Acquisition Company            Tenacity                None                   100 (ACS        None
2828 N. Haskell Avenue Fl 10            Manufacturing                                  Enterprise
Dallas, Texas 75204                     Company, Enduro                                Solutions,
                                        Binders                                        Inc.)


                                                                    SCHEDULE 7.3

NAME OF COMPANY AND EXECUTIVE            STATE OF               STATES IN WHICH QUALIFIED TO DO
OFFICE                                   INCORPORATION          BUSINESS


-----------------------------------------------------------------------------------------------------

TransFirst, Inc.                         Texas                  SC
3988 N. Central Expressway
Dallas, Texas 75204





NAME OF COMPANY AND EXECUTIVE            OTHER NAMES USED        NAME CHANGES IN        %  OWNED        % OWNED
OFFICE                                   IN PAST SEVEN YEARS     THE PAST FOUR          BY ACS OR      BY OTHER
                                                                 MONTHS                 SUBSIDIARY      SHARE-
                                                                                                        HOLDERS
------------------------------------------------------------------------------------------------------------------

TransFirst, Inc.                         Patco Services of       None                   100 (ACS        30% (pref
3988 N. Central Expressway               Texas, Inc.                                    Voting          stock only)
Dallas, Texas 75204                                                                     Stock only)     ACS
                                                                                                        Merchant
                                                                                                        Services,
                                                                                                        Inc.

                                                                    SCHEDULE 7.3

                                  SCHEDULE 7.8


1.       KASMIR & KRAGE, L.L.P. V. AFFILIATED COMPUTER SERVICES, INC. ET AL

         In early 1992, Affiliated Computer Services, Inc. ("ACS") became involved in a lawsuit with International Telecharge, Inc. ("ITI") arising out of ITI's termination of a contract between ACS and ITI. Because of concerns about the amount of fees being incurred by its counsel in this lawsuit, ACS solicited proposals from other law firms to represent ACS on a contingent fee basis. After negotiations with Kasmir & Krage, L.L.P. ("K & K") in September 1992, ACS accepted K & K's proposal to pay a contingent fee based on amounts that were actually collected.

         Among other things, the proposal provided for a contingency fee after deduction for litigation expenses paid by ACS, with the calculated contingency to be offset by monthly fees received by K & K.

         In early 1995, ACS and ITI reached settlement of the litigation. After such time, K & K asserted a claim that the contingency fee should be based not just upon the monies to be received by ACS, but upon cash to be received by ACS and a $5 million note that was extinguished in the settlement with ITI. K & K stated that claims released by ACS against ITI (including a $5 million licensing fee and a $1.3 million account receivable) should not be included in the calculation. K & K also claimed that it was entitled to its contingency fee immediately, even though the settlement between ACS and ITI provided for a payment of the settlement proceeds over a three-year period.

         K & K resigned its representation of ACS in May 1995 due to this dispute over legal fees and filed suit against ACS in July 1995 in the District Court of Dallas County, Texas (the "Court") seeking to collect such fees. The Court granted K & K an amended final judgment on November 14, 1997, awarding K & K over $3,000,000 in fees, plus prejudgment interest. ACS intends to continue to vigorously oppose this action and is pursuing its appellate and other remedies.


2.       PATRICK A. WALDEN V. AFFILIATED COMPUTER SERVICES, INC.

         On May 22, 1996, a former employee of Gibraltar Savings Association ("GSA") filed suit in Texas state court alleging entitlement to 6,467 shares of the ACS Class A common stock pursuant to options issued to certain GSA employees in 1988 in connection with a former data processing services agreement between GSA and ACS. Subsequently, twenty additional former GSA employees filed a similar suit alleging entitlement to 395,074 shares of the ACS' Class A common stock, which together with the other shares represent less than 0.9% of the outstanding common stock and common stock equivalents of the ACS. ACS believes that it has meritorious defenses to all or substantial portions of the plaintiffs' claims and plans to vigorously defend against these lawsuits.


3.       CAREMARK, INC. V. AFFILIATED COMPUTER SERVICES, INC.
         AFFILIATED COMPUTER SERVICES, INC. V. CAREMARK, INC.

         On February 11, 1999, and on or about April 16, 1999, Caremark, Inc., one of the Company's significant outsourcing clients, filed separate lawsuits in Federal District Court in Illinois alleging that the Company had breached contractual obligations to provide certain information and pricing reductions and a price quote for cost plus pricing to Caremark. Caremark seeks to terminate the contract, which comprised approximately 1.5% of the Company's revenues for the year ended June 30, 1999. Caremark's pleadings also request damages in the millions of dollars, without further specificity. The Company feels that it has complied with all contractual obligations, provided the required information and is not contractually obligated to provide the price reduction alleged by Caremark to be required. On February 25, 1999, the Company filed a lawsuit in County Court in Dallas, Texas against Caremark and its parent, MedPartners, Inc., alleging that Caremark and MedPartners, Inc. have caused significant injury to the Company by trying to manufacture a basis to repudiate this contract and to avoid payment and other obligations. The company is asking for actual, consequential and punitive damages.


                                                                   SCHEDULE 7.14

                                  SCHEDULE 7.14

                             AFFILIATE TRANSACTIONS


1. Affiliated Computer Services, Inc. has executed an agreement guaranteeing the obligations of ACS Merchant Services, Inc. ("ACSMS") to Bank One, Texas, N.A. ("Bank One") in connection with a $9,000,000.00 line of credit loan made by Bank One pursuant to Credit Agreement dated August 28, 1997 by and among the Bank One, ACSMS, ACS and such other parties as are therein named, as such Credit Agreement has been from time to time renewed, extended and modified.


2. Affiliated Computer Services, Inc. has executed an agreement guaranteeing up to $11,500,000.00 of the obligations of DDH AVIATION, INC. to WELLS FARGO BANK (Texas), National Association ("WELLS") in connection with a $30,000,000.00 line of credit loan made by WELLS pursuant to the terms of that certain Loan Agreement (herein so called) dated December 17, 1997 by and among WELLS, ACSMS, ACS and such other parties as are therein named, as such Loan Agreement has been from time to time renewed, extended and modified.


3. Transactions between ACS and Precept Business Products, Inc. pursuant to the terms of that certain Reciprocal Services Agreement dated June 30, 1994.


                                                                   SCHEDULE 7.14

                                  SCHEDULE 7.18


1.       National Credit Management Corporation ("NCMC") filed suit (in June,
         1996) against Western Union Financial Services ("Western Union") alleging that the check processing product offered by Western Union to its customers, known as Phone Pay(R)infringes on a patent owned by NCMC. Development of the software for the Phone Pay system was started by NYNEX Computer Services, Inc. ("NYNEX") under a Software Development Agreement (the "Agreement") between NYNEX and Western Union. The Agreement was subsequently assigned by NYNEX to ACS when ACS purchased certain assets of NYNEX. ACS continued to perform work under the Agreement after its assignment from NYNEX and still provides services to Western Union under the Agreement. NCMC has named ACS as an additional defendant in the suit alleging that ACS is also infringing the patent as the result of its work under the Agreement.

                                                                   SCHEDULE 7.18

                                  SCHEDULE 9.2

                                 PERMITTED DEBT

                    "PERMITTED DEBT" includes the following,
                      both individually and collectively.


1. The following existing Debt of the Companies, together with all renewals, extensions, amendments, modifications, and refinancings of any of the following to the extent that the total-principal amount for the following never exceeds the greater of either the total-principal amount for the following as of the Closing Date or the total-maximum-principal amount that may be borrowed under the following as of the Closing Date:

                                                                                Prin Balance
              Debtor                             Creditor                       As of 7/31/99                Collateral
 ------------------------------    -------------------------------------     -------------------         -------------------
 Affiliated Computer               Bank One, Texas, N.A.                        $4,900,000(1)            ATM Cash, related
 Services, Inc.                                                                                          contracts and accounts

                                   Caremark (f/k/a Baxter)                       1,710,202               None
                                   10% Junior Subordinated                         183,673               None
                                   American Presidents Line
                                     Purchase of assets & contracts                745,020               None

 Business Process Solutions
 (fka Unibase)                     DAS Note Payable                                157,325               None

 ACS Legal Solutions, Inc.         A. Meyers- Non Compete                           50,000               None
 (fka Lan Co.)                     B. Adams- Non Compete                            50,000               None


 ACS Desktop Solutions, Inc.       S. Ristow- Non Compete                          200,000               None
 (fka Intelligent Solutions)


 ACS Government                    Note Payable to InTuition by Guarantec          524,605(2)            None
    Solutions, Inc.
                                                                                ----------

                                                                                $8,520,825
                                                                                ==========


----------
     (1) Total-principal amount as of the Closing Date. Total-principal amount available under the ATM Credit Agreement shall never exceed $11,000,000.

     (2)  Note balance is $1,028,627, ACS is responsible for 51% of the balance.

2. Trade payables, accrued taxes, and other liabilities that do not constitute Funded Debt.

3.   Endorsements of negotiable instruments in the ordinary course of business.

4.   Capital Leases

5. Debt owed to, and contingent liabilities with respect to obligations of, any Company.

6. Guarantees of obligations of Companies under equipment leasing agreements entered into in the ordinary course of business.

7. Guarantee by Borrower of $9,000,000 credit agreement between ACS Merchant Services, Inc. and Bank One and all renewals, extensions, and refinancings (but not increases or refundings) thereof.


                                                                    SCHEDULE 9.2

8. ACS indemnification of MCN guarantee provided to Chief Construction Company to secure the real estate lease of the AC Pittsburgh, PA data center.

9. Purchase money Debt, seller financing, supersedeas bonds, and guaranties of the obligations of the Companies or any other entities in which Borrower has an equity interest or a right to acquire an equity interest not to exceed $20,000,000 at any time outstanding.

10. Debt of the Companies owed to any Person other than a Company that never exceeds in the aggregate at any time outstanding $30,000,000 in total-principal amount.

11. Debt of the Companies owed to any Person other than a Company under documentary letters of credit denominated in a currency other than that of the United States that never at any time exceeds $11,000,000 aggregate face amount.

12.  The Subordinated Notes.

13. Guarantee by Borrower of $11,500,000 of indebtedness of DDH Aviation, Inc. ("DDH") in connection with a $30,000,000 credit agreement between DDH and Wells Fargo Bank Fargo Bank (Texas), National Association and all renewals, extensions, and refinancings (but not increases or refundings) thereof.

14. The Walden Supersedeas Bond in the amount of $20,596,019 and accrued interest thereon.

15. The Kasmir and Krage Supersedeas Bond in the amount of $3,291,469 and accrued interest thereon.

16. Obligations pursuant to that certain Revolving Credit Agreement executed September 27, 1999 by Borrower and Administrative Agent and certain other Lenders not to exceed $100,000,000 and maturing not more than one year following the closing date thereof.

                                                                   SCHEDULE 9.2

                                SCHEDULE 12.1(c)

             MONEYMAKER NETWORK ATM SETTLEMENT AGGREGATION ACCOUNTS


ACCOUNT STYLING OR                 ACCOUNT NUMBER            BANK NAME -
PURPOSE                            --------------            LOCATION
-------                                                      --------
Cirrus Settlement Account            124449-93               Bank One-
                                                             Detroit, Michigan

Pulse Settlement Account            001-01931823             Chase Bank-
                                                             Houston, Texas

Plus Settlement Account           1-204-1304-9764            Bank One-
                                                             Denver, Colorado

Visanet Settlement                   1233270888              Bank of America-
Account                                                      Dallas, Texas

ADP/EDS Settlement                   4159810878              Wells Fargo Bank
Account                                                      (Texas)-
                                                             Houston, Texas


                                                                SCHEDULE 12.1(c)